Great Pee Dee Bancorp, Inc.
                                515 Market Street
                          Cheraw, South Carolina 29520
                                 (843) 537-7656



                               September 10, 2001


Dear Stockholder:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Great Pee Dee Bancorp, Inc. (the "Company"), which will be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina at 2:00 p.m. (South Carolina time) on Tuesday, October 16, 2001.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and First Federal Savings and Loan Association of Cheraw (the "Association"), the wholly-owned subsidiary of the Company. Directors and officers of the Company and Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of three directors and the ratification of the appointment of independent auditors for the fiscal year ending June 30, 2002. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                                   Sincerely,

                                                   /s/ Herbert W. Watts

                                                   Herbert W. Watts
                                                   President and Chief Executive
                                                   Officer

                           Great Pee Dee Bancorp, Inc.
                                515 Market Street
                          Cheraw, South Carolina 29520
                                 (843) 537-7656

                                    NOTICE OF
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 16, 2001

         Notice is hereby given that the Annual Meeting of Stockholders of Great Pee Dee Bancorp, Inc. (the "Company") will be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina, on Tuesday, October 16, 2001 at 2:00 p.m., South Carolina time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of three directors;

         2. The ratification of Dixon Odom PLLC as independent auditors for the fiscal year ending June 30, 2002; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 4, 2001, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at First Federal Savings and Loan Association of Cheraw, 515 Market Street, Cheraw, South Carolina for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                              By Order of the Board of Directors

                                              /s/ Johnnie L. Craft

                                              Johnnie L. Craft
                                              Secretary
Cheraw, South Carolina
September 10, 2001

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                           Great Pee Dee Bancorp, Inc.
                                515 Market Street
                          Cheraw, South Carolina 29520
                                 (843) 537-7656
                      _____________________________________

                                 PROXY STATEMENT
                      _____________________________________

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 16, 2001
                      _____________________________________

                       SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina, on Tuesday, October 16, 2001, at 2:00 p.m., South Carolina time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 17, 2001.

         Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of the nominees for director named in this Proxy Statement, and FOR the ratification of Dixon Odom PLLC as independent auditors for the fiscal year ending June 30, 2002.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.

         Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, Johnnie L. Craft, at the address of the Company shown on the cover page of this Proxy Statement, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke the proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail and telephone by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on September 4, 2001 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 1,618,245 shares of Common Stock issued and outstanding (excluding treasury shares). The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the three nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of the appointment of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR", (ii) vote "AGAINST", or (iii) vote to "ABSTAIN" from voting on, such matter. An affirmative vote of the holders of a majority of the Common Stock present at the Annual Meeting, in person or by proxy, and voting is required to constitute ratification by the stockholders. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares present and voting and will have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, broker non-votes will not be counted as shares present and voting and will have no effect on the vote on the matter presented.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding each person known to be the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock on the Record Date.


                                                          Amount of Shares
                                                          Owned and Nature                   Percent of Shares
         Name and Address of                                of Beneficial                     of Common Stock
          Beneficial Owner                                   Ownership                          Outstanding

The Great Pee Dee Bancorp, Inc.                               173,362(1)                           10.7%
  Employee Stock Ownership Plan and Trust
515 Market Street
Cheraw, South Carolina 29520

First Citizens Bancorporation of South Carolina, Inc.         109,000(2)                            6.7%
1230 Main Street
Columbia, South Carolina 29201

________________________________
(1) Under The Great Pee Dee Bancorp, Inc. Employee Stock Ownership Plan and Trust (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the Trustees in the manner calculated to most accurately reflect the instructions they have received from the participants regarding the allocated shares. As of the Record Date, 37,626 shares of Common Stock have been allocated to the accounts of employees under the ESOP. The Trustees of the ESOP are the Outside Directors of the Company.
(2)  Based on a Schedule 13D filed November 12, 1998.


                        PROPOSAL 1--ELECTION OF DIRECTORS

         Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting to serve for a three-year period and until a successor has been elected and qualified. The Board of Directors has nominated Robert M. Bennett, Jr.,
Henry P. Duvall, IV and John S. Long
to serve as directors. Messrs. Duval and Long currently serve as members of the Board of Directors; Mr. Bennett is not currently a director.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors and nominees, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.


                                                                          Term to          Shares of
                                                                     Expire following    Common Stock
                                      Positions                         Fiscal Year      Beneficially
                                     Held in the          Director        Ending           Owned on        Percent
       Name           Age(1)           Company            Since(2)       June 30        Record Date(3)    Of Class

                                                     NOMINEES

Henry P. Duvall, IV     70            Director             1964            2004      31,774(4)(5)            1.9%
John S. Long            47  Director, Vice President and   1998            2004      51,586(6)(7)            2.2
                               Chief Operating Officer
Robert M. Bennett, Jr.  47               --                  --            2004           11,030              *

                                          DIRECTORS CONTINUING IN OFFICE

Herbert W. Watts        57        President, Chief         1977            2002     108,040(8)(9)            6.5
                                  Executive Officer
                                    and Director
James C. Crawford, III  45            Chairman             1992            2002      51,533(4)(5)            2.9
Cornelius B. Young      68            Director             1985            2002  59,333(4)(5)(10)            3.6
William R. Butler       52            Director             1992            2003  69,333(4)(5)(10)          4.3
H. Malloy Evans, Jr.    59            Director             2000            2003            1,500              *


                                     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Michael O. Blakeley     55         Vice President          n/a              n/a         7,333(11)             *
Johnnie L. Craft        58     Secretary and Treasurer     n/a              n/a        37,659(12)          1.9

All Directors, nominees and Executive Officers                                        383,581(13)        21.9%
 as a Group (10 persons)

------------------------------------

*      Less than 1%.
(1)  As of June 30, 2001.
(2) Reflects initial appointment to the Board of Directors of the Company or the Association.
(4) Includes shares owned directly and indirectly as well as shares owned by the individual's spouse and minor children.
(5) Includes 1,321 shares granted under the Company's 1998 Recognition and Retention Plan (the "RRP Plan"), which are subject to future vesting but as to which voting may currently be directed, and 13,213 options granted pursuant to the Company's 1998 Stock Option Plan (the "Option Plan"), which options are currently exercisable.
(6) Includes 5,835 shares held by a deferred compensation plan as to which all outside directors serve as trustee.
(7) Includes 3,634 shares granted under the RRP Plan, which are subject to future vesting but as to which voting may currently be directed, and 36,335 options granted pursuant to the Option Plan, which options are currently exercisable.
(8) Includes 592 shares held by a deferred compensation plan as to which all outside directors serve as trustees.
(9) Includes 5,505 shares granted under the RRP Plan, which are subject to future vesting but as to which voting may currently be directed, and 55,053 options granted pursuant to the Option Plan, which options are currently exercisable.
                                         (Footnotes continued on following page)


                                        4




(Continued from previous page)
(10) Includes 5,243 shares held by a deferred compensation plan as to which all outside directors serve as trustees. (11) Includes 20,000 shares owned by the First Federal Savings and Loan Association of Cheraw Foundation, as to which Messrs. Young and Butler serve as directors.
(12) Includes 4,000 shares granted under the RRP Plan, which are subject to future vesting but as to which voting may be currently directed, and 3,333 options granted pursuant to the Option Plan, which options are currently exercisable.
(12) Includes 2,202 shares granted under the RRP Plan, which are subject to future vesting but as to which voting may be currently directed, and 22,021 options granted pursuant to the Option Plan, which options are currently exercisable.
(13) Includes 169,594 options granted pursuant to the Option Plan, which options are currently exercisable. Excludes shares of Common Stock owned by the Company's ESOP for the benefit of the employees of the Association other than executive officers. The ESOP Administrative Committee administers the ESOP. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees.
     Unallocated shares are voted by the ESOP Trustees in the manner calculated to most accurately reflect the instructions they have received from the participants regarding the allocated shares, unless their fiduciary duties require otherwise. As of the Record Date, the ESOP held 173,367 shares of Common Stock, of which 37,626 shares have been allocated, including 21,054 shares allocated to the executive officers and included in the above table. The Trustees of the ESOP are Directors of the Company.

Directors

         The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

         Robert M. Bennett, Jr. is Vice President-Secretary of Bennett MotorCompany, a General Motors dealership located in Cheraw, South Carolina.

         Henry P. Duvall IV is retired. Prior to his retirement, Mr. Duvall was the President and Chief Executive Officer of Cheraw Hardware and Supply Company.

         John S. Long became Vice President of the Association in November 1997 and Chief Operating Officer in June 1998. Prior to joining the Association, Mr. Long was Senior Vice President of The County Bank.

         Herbert W. Watts is the President and Chief Executive Officer of the Association. Mr. Watts has been employed by the Association in various capacities since 1973.

         James C. Crawford III is the President and Chief Operating Officer of B.C. Moore & Sons, Inc., a department store chain.

         Cornelius B. Young is retired. Prior to his retirement, Mr. Young was a Senior Manager of Delta Mills, a division of Delta-Woodside, Inc., a textile manufacturing company.

         William R. Butler is the owner of P&H Pharmacy which is a retail pharmacy located in Cheraw, South Carolina. Mr. Butler is a licensed pharmacist.

         H. Malloy Evans, Jr. is Director, President and Treasurer of Cheraw Yarn Mill, Inc., where he has been employed since 1971. Mr. Evans is also the past President of the American Yarn Spinners Association.

Executive Officers Who Are Not Directors

         Michael O. Blakeley has been a Vice President of the Association since May 2000, and serves as city executive of the Association's office located in Florence, South Carolina. Before joining the Association, Mr. Blakely served as the Vice President and Senior Business Banker of the Pee Dee Region for Wachovia Bank

         Johnnie L. Craft has been the Secretary and Treasurer of the Association since 1988.

Committees and Meetings of the Board of Directors

         The business of the Company and the Association is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of the Company met four times during fiscal 2001. During the fiscal year ended June 30, 2001, the Board of Directors of the Association held 25 meetings. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, with respect to each of the Company and the Association. The following is a discussion of certain committees of the Association. The Association's Audit Committee functions as the audit committee of the Company, and the Association's Personnel Committee functions as the personnel committee of the Company.

         The Audit Committee consists of Directors Butler, Duvall and Young, all of whom are nonemployee directors. The Audit Committee meets periodically with the Company's management in order to set asset classifications. In addition, the committee annually reviews the Company's audit policies and recommends any necessary changes to the Board of Directors. During fiscal 2001, the Audit Committee held four meetings.

         The Budget and Finance Investments Committee meets periodically to review the Company's investment policies, and it is authorized to make security investments on behalf of the Company. The Budget and Finance Investments Committee is composed of Directors Watts, Young , Long and Evans, and in the absence of a member, any one of the other members of the Board of Directors may be substituted for the absent member of the committee. During fiscal 2001, this committee met four times.

         The Personnel Committee consists of all outside Directors. The Personnel Committee reviews compensation, officer promotions, benefits and other matters of personnel policy and practice. During fiscal 2001, this committee met two times.

         While the Board will consider nominees recommended by the stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Board of Directors met once in its capacity as the nominating committee during fiscal 2001.

Audit Committee Report

         In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix A.

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2001;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 and be filed with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                William R. Butler
                               Henry P. Duvall, IV
                               Cornelius B. Young

Director Compensation

         The Association pays a $700 monthly retainer to each of its directors, except for the Chairman, who is paid a $1,600 monthly retainer. Each director is also paid $150 for each meeting attended. The Company does not pay fees to its directors.

Executive Compensation

         The following table sets forth certain information as to the compensation paid to the President and Chief Executive Officer for the fiscal years ended June 30, 2001, 2000 and 1999.


                                                 Summary Compensation Table
                                                                                          Long-Term
                                                                                        Compensation
                             Annual Compensation(1)                                        Awards
                                                                      Other        Restricted
                                                                      Annual          Stock      Options/      All Other
    Name and Principal       Fiscal                                Compensation       Award        SARs      Compensation
         Position           Year(1)     Salary($)     Bonus($)        ($)(2)           ($)          (#)         ($)(4)
Herbert W. Watts,             2001        85,011       11,000         13,050           --           --          32,971
President, Chief              2000        81,685       7,500          18,260           --           --          18,288
Executive Officer and         1999        78,000       5,000          12,150        264,252(3)    55,503        16,449
Director
====================================== ============ ============ ================ ============= ============================

_______________
(1)      For the fiscal year ended June 30.
(2)      Consists of directors fees and deferred compensation.
(3) Represents the market value of 22,021 shares awarded in fiscal 1999 pursuant to the RRP Plan. These shares vest in four equal annual installments commencing on January 7, 1999. At June 30, 2001, 5,505 shares remained subject to future vesting, which shares had a market value of $56,756, based on the closing stock price on that date.
(4) Represents the market value at June 30 of shares allocated to the executive's ESOP during the fiscal year.


         Employment Agreements. The Association has entered into employment agreements with Mr. Watts and Mr. Long that provide for a term of thirty-six months. On each anniversary date, the agreements may be extended for an additional twelve months, so that the remaining term shall be thirty-six months. If the agreements are not renewed, the agreements will expire thirty-six months following the anniversary date. The current Base Salary for Mr. Watts is $89,000 and for Mr. Long is $87,500. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in stock benefit plans and other employee and fringe benefits applicable to executive personnel. The agreements provide for termination by the Association for cause at any time. In the event the Association terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Association upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than thirty (30) miles, (iii) liquidation or dissolution of the Association, or (iv) a breach of the agreement by the Association, the executive, or in the event of death, his beneficiary would be entitled to severance pay in an amount equal to three times the annual rate of Base Salary (which includes any salary deferred at the election of Mr. Watts or Mr. Long) at the time of termination, plus the highest annual cash bonus paid to him during the prior three years. The

Association would also continue the executive's life, health, dental and disability coverage for the remaining unexpired term of the agreement.

         The executives employment may be terminated upon his attainment of normal retirement age (i.e., age 65) or in accordance with any retirement policy established by the Association (with executive's consent). Upon retirement, the executive will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Association. In the event of the executive's disability for a period of six months, the Association may terminate the agreement provided that the Association will be obligated to pay the executive his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Association. In the event of the executive's death, the Association will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year.

         The employment agreements provide that, following termination of employment, the executive will not compete with the Association for a period of one year, provided, however, that in the event of a termination in connection with a change in control, the non-compete provisions will not apply.

         Incentive Stock Option Plans. The Board of Directors of the Company has established a stock option plan which provides discretionary awards to its officers and key employees. The granting of awards under the option plan is determined by the Board of Directors.

         Set forth below is certain information concerning options outstanding to the Named Executive Officer at June 30, 2001. No options were exercised by or granted to the Named Executive Officer during the year ended June 30, 2001.


                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                              FISCAL YEAR-END OPTION VALUES
=========================================================================================================================

                                                                     Number of Unexercised      Value of Unexercised In-
                                                                           Options at             The-Money Options at
                              Shares Acquired         Value                 Year-End                  Year-End (1)
           Name                Upon Exercise        Realized
                                                                   Exercisable/Unexercisable   Exercisable/Unexercisable
                                                                              (#)                         ($)
Herbert W. Watts...........          0                 $--                  55,053/0                     $0/$0
===========================  =================  =================  ==========================  ==========================

____________________________________
(1) The last trade price of the Common Stock on June 30, 2001 as quoted on the Nasdaq National Market was $11.25, which exceeds the exercise price of the options.


Transactions With Certain Related Persons

         The Association has followed a policy of offering to its directors and officers real estate mortgage loans secured by their principal residence as well as other loans. All of the loans to the directors and officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and do not involve more than minimal risk of collectibility. Loans to directors, executive officers and their associates totaled $623,000 at June 30, 2001.

                 PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 2001 were Dixon Odom PLLC. The Company's Board of Directors has reappointed Dixon Odom PLLC to continue as independent auditors of the Company for the fiscal year ending June 30, 2002, subject to ratification of such appointment by the stockholders. It is expected that a representative of Dixon Odom PLLC will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Dixon Odom PLLC during the fiscal year ended June 30, 2001:


         Audit Fees                                           $ 32,500
         Financial Information Systems
            Design and Implementation Fees                    $   --
         All Other Fees                                       $ 17,588

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Dixon Odom PLLC's independence. The Audit Committee concluded that performing such services does not affect Dixon Odom PLLC's independence in performing its function as auditor of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DIXON ODOM PLLC AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which the 2002 Annual Meeting of Stockholders is expected to be held is October 15, 2002. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2002 Annual Meeting of Stockholders must be given to the Company no later than July 17, 2002.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office, 515 Market Street, Cheraw, South Carolina 29520, no later than May 14, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Johnnie L. Craft

                                              Johnnie L. Craft
                                              Secretary
Cheraw, South Carolina
September 10, 2001

                                    EXHIBIT A

                           GREAT PEE DEE BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall include as a majority directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports and other operating controls of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the financial management and other employees of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices and other operating controls of the corporation are of high quality and are in accordance with all requirements.

In carrying out these responsibilities, the audit committee will:

o Select, evaluate, and where appropriate, replace the independent auditors to audit the financial statements of the corporation and its subsidiaries. In doing so, obtain disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discuss with the auditors the auditors' independence. The independent auditors are to be accountable to the board of directors and the audit committee, as representatives of the shareholders.

o Review the scope of the audit and the audit procedures utilized.

o Review with the independent auditors and the corporation's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the corporation. Emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Meet with the independent auditors and financial management of the corporation to review the concluded audit, including any comments or recommendations of the independent auditors.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Be available to the independent auditors during the year for consultation purposes.

o Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                 REVOCABLE PROXY

                           GREAT PEE DEE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 16, 2001

         The undersigned hereby appoints the proxy committee of the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Company"), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders ("Meeting") to be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina, at 2:00 p.m., (South Carolina time) on Tuesday, October 16, 2001. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                 VOTE
1.                                              FOR            WITHHELD
                                                ---            --------
The election as directors of the nominees        _                _
listed below (except as marked to the           |_|              |_|
contrary below) for a three-year term:

Robert M. Bennett, Jr.
Henry P. Duvall, IV
John S. Long

INSTRUCTION: To withhold your vote for
any individual nominee, mark "Withheld"
and write that nominee's name on the space
provided.
---------------------------------------------
                                                             VOTE
                                                 FOR       WITHHELD    ABSTAIN
2.                                               ---       --------    -------
                                                  _           _           _
The ratification of the appointment of Dixon     |_|         |_|         |_|
Odom PLLC as auditors for the fiscal year ending June 30, 2002






The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 10, 2001, and audited financial statements.


Dated: _________________, 2001                 |_|   Check Box if You Plan to
                                                     Attend Meeting


_______________________________                _________________________________
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER


_______________________________                _________________________________
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



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   Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

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